Subsequent events	6 Months Ended
Jun. 30, 2021
Subsequent events [abstract]
Subsequent events

9 Subsequent events

On 27 July 2021, the board of directors resolved to declare a dividend for the second quarter of 2021 of USD 0.18 per share. The Equinor shares will trade ex-dividend 11 November 2021 on the Oslo Børs and 10 November 2021 for ADR holders on the New York Stock Exchange. Record date will be 12 November 2021 and payment date will be 24 November 2021.

On 27 July 2021, the board of directors resolved the commencement of the first tranche of the share buy-back programme for a total of USD 300 million, including shares to be redeemed from the Norwegian State. The purpose of the share buy-back programme is to reduce the issued share capital of the company. All shares repurchased as part of the programme will be cancelled. The first tranche will end no later than 28 September 2021.